UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)        FEBRUARY 23, 2001




                           DELTA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                   1-12109                 11-33336165
     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)               ID Number)
      incorporation)

    1000 WOODBURY ROAD, SUITE 200, WOODBURY, NEW YORK          11797-9003
        (Address of principal executive offices)               (Zip Code)


        Registrant's Telephone Number, including area code: 516-364-8500



                                       N/A
        ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS.

      On February 23, 2001, the Company entered into a non-binding letter of intent (the "Letter of Intent") with the beneficial holders of a majority in principal amount (the "Holders") of the Company's 9 1/2% Senior Secured Notes
due 2004 (the "Notes"). The Letter of Intent sets forth the parties' understanding with respect to a proposed restructuring of the Notes and other debt obligations of the Company. The Letter of Intent is filed herewith as
Exhibit 10.1.

      The Letter of Intent provides that the Company will solicit the consents of the Holders of a majority in principal amount of the Notes to amend the Indenture governing the Notes (and certain other related documents as necessary) to provide for (i) the release of certain residual receivables presently owned by two Delaware business trusts (the "Trusts") established by the Company to secure the Notes, (ii) the exchange of certain other residual receivables presently owned by the Company or its affiliates outside of the Trusts for residual receivables presently owned by the Trusts, and (iii) the elimination of certain covenants in the Indenture (and related documents) that require the maintenance of residual receivable coverage ratios and flow of residual receivables. The Holders that executed the Letter of Intent have agreed in principle to the above described release, exchange and amendments, subject to final documentation reasonably satisfactory to them.

      The Letter of Intent also contemplates that the Company will launch an exchange offer (the "Exchange Offer") pursuant to which the holders of the Notes will be offered the opportunity to exchange their Notes for (i) newly issued securities that will evidence a commensurate interest in a liquidating trust (the "Liquidating Trust") to be formed by the Company in to which all of the residual receivables owned by the Trusts at the time of the consummation of the Exchange Offer will be transferred and (ii) their pro rata share of $15 million of the Company's newly issued preferred stock. As presently contemplated, the consummation of the Exchange Offer will be conditioned upon the participation of the holders of at least 90% to 95% in principal amount of the Notes. Assuming sufficient Noteholder participation, the Company expects that the Exchange Offer will be completed by June 30, 2001.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(a) Financial Statements

      None.

(b) Pro Forma Financial Statements

      None.

(c) Exhibits

10.1 Letter of Intent and Term Sheet, by and among the Company and certain beneficial holders of the Senior Secured notes, dated as of February 23, 2001


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    DELTA FINANCIAL CORPORATION


                                    By:   /S/ MARC E. MILLER
                                          Name: Marc E. Miller
                                          Title: Senior Vice President


Dated:      March 2, 2001

                                  EXHIBIT INDEX

EXHIBIT                       DESCRIPTION

10.1 Letter of Intent and Term Sheet, by and among the Company and certain beneficial holders of the Senior Secured notes, dated as of February 23, 2001